                                                                   Exhibit 10.43

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                              DECLARATION OF TRUST
                                       OF
                            CATSKILL LITIGATION TRUST

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                                January 12, 2004

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                Section 2.3.  Payment of Expenses and Other Withdrawals

                Section 3.10. Retention of Attorneys, Accountants and Other Professionals

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ARTICLE VII  LIMITATION OF LIABILITY OF BENEFICIARIES, TRUSTEES AND

                Section 9.5.  Headings 19

                                       ii

                              DECLARATION OF TRUST
                          OF CATSKILL LITIGATION TRUST

     A GRANTOR TRUST UNDER SECTION 671 ET. SEQ. OF THE INTERNAL REVENUE CODE

THIS  DECLARATION OF TRUST,  dated and effective as of January 12, 2004, made by
CATSKILL  DEVELOPMENT,  L.L.C.,  MOHAWK MANAGEMENT,  L.L.C.,  MONTICELLO RACEWAY
DEVELOPMENT  COMPANY,  L.L.C.,  each a New York limited liability  company,  and
Empire Resorts, Inc., a Delaware Corporation, as creators (the "Settlors"),  and
Joseph Bernstein, residing at 6663 Casa Grande Way, Delray Beach, Florida 33446,
Paul deBary,  residing at One White Birch Lane, Cos Cob,  Connecticut 06807, and
Christiana  Bank & Trust Company with a principal place of business at 1314 King
Street,  Wilmington,  Delaware 19801 and the Beneficiaries (as defined below) to create the "Catskill Litigation Trust."

                                WITNESSETH THAT:

          WHEREAS,   the  Settlors,   Catskill   Development,   L.L.C.,   Mohawk
Management,  L.L.C. and Monticello Raceway  Development  Company,  L.L.C.,  (the
"Litigants")  are the  plaintiffs  in a lawsuit  brought  in the  United  States
District Court for the Southern District of New York; and

          WHEREAS,  Settlor,  Empire Resorts,  Inc. ("Empire"),  has significant ownership  interests in each of the Litigants and is engaged in a  consolidation of its business interests with Catskill Development, L.L.C.; and

          WHEREAS,  the result of such  consolidation  will be that the  various owners of the Litigants will become shareholders in Empire; and

          WHEREAS,  the Settlors believe that their interests in the Litigations
(as  defined  below) may one day be of  significant  value and are  desirous  of maintaining  and ensuring the  continuation  of the Litigations and their proper administration for the benefit of the Beneficiaries (as defined below); and

          WHEREAS,  the Settlors also believe that the nature of the Litigations and  the  supervision  requirements  and  other  needs  of the  Litigations  are significantly different from the Settlors' operating business ventures; and

          WHEREAS, for such purposes,  the Settlors have determined to establish an irrevocable trust in which the Settlors will have no interest whatsoever,  on the terms and conditions  contained herein and have asked Paul deBary and Joseph
Bernstein to serve as Trustees  therefor and to  participate in the drafting and preparation of this Declaration of Trust; and

          NOW THEREFORE,  the Settlors hereby irrevocably  assign,  transfer and convey to the Trustees the Trust Estate described in Article II below, which the
Trustees  agree to hold in Trust and  administer  on the  terms  and  conditions described below.

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATIONS

          Section 1.1  DEFINITIONS.  For purposes of this  Declaration of Trust, the  following  words and terms shall have the meanings set forth below,  unless the context clearly requires otherwise:

          "Administrative  Trustee" means the Christiana Bank & Trust Company or any  successor  administrative  trustee of the  Litigation  Trust  appointed  or serving in accordance with Article IV and Section 3.2 hereof.

          "Affiliate" has the same meaning as given that term in Rule 405 of the
Securities Act of 1933, as amended.

          "Beneficiary" means a Person having a beneficial ownership interest in the  Claims,  consisting  of one or more Units,  or any  successor  thereto,  as provided in Article V hereof.

          "Budget"  means  the  written  estimate  of  future  Expenses  of  the
Litigation Trust approved in writing by both Litigation Trustees and provided to the Administrative Trustee as set forth in Section 3.3 hereunder.

          "Claims"  means all of the rights of the  Litigation  Trust to receive damages or other compensation for actions  complained of in the Litigations,  as initially filed or as they may be or have been  subsequently  amended,  refined, modified or expanded, including compensatory or punitive damages or the proceeds of any settlements of the causes of action based thereon.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Commission" means the Securities and Exchange Commission.

          "Damages" shall have the meaning set forth in Section 7.4 hereof.

          "Expense  Account"  means the Expense  Account  established  and to be maintained pursuant to Article II hereof.

          "Expenses"  shall  include  any  fees,  costs  or  expenses  for or in
connection  with  attorneys,  stenography,   recording,  experts,  research  and
analysis,  document  retention,  production and  management,  public  relations, investigations,  budgeting, accounting, financing, insurance, administration and general  management  and any similar  charges  incurred for the purposes of this
Litigation  Trust,  including  interest and other charges in connection with any borrowing  by or on  behalf  of  this  Litigation  Trust,  costs  of  Litigation
Trustees' and  Administrative  Trustee's  liability  insurance and any filing or other court charges in connection with the Litigations.

          "Fund" means the fund  established  and to be  maintained  pursuant to
Article II hereof.

          "Indemnified Person" means (a) the Litigation Trustees,  any Affiliate of the Litigation Trustees and any officers, directors,  stockholders,  members, partners,  employees,  representatives,  custodians,  nominees  or agents of the
Litigation  Trustees;  (b) the  Settlors,  any Affiliate of the Settlors and any
partners,  employees,  representatives  or  agents  of  the  Settlors;  (c)  the
Administrative  Trustee,  any  Affiliate of the  Administrative  Trustee and any
officers, employees, representatives or agents of the Administrative Trustee and
(d) any officer, employee or agent of the Litigation Trust or its Affiliates.

          "Line of Credit" means the irrevocable,  direct payment Line of Credit from Empire to the Litigation Trust, dated as of the date hereof and in the form of Exhibit A attached hereto.

          "Litigation Trust" means the Catskill Litigation Trust created by this
Declaration of Trust.

            "Litigation Trustees" mean Joseph Bernstein and Paul deBary or any of their respective successors hereunder acting as Trustees pursuant to Article
III hereof.

          "Litigations"  means (1) the lawsuit  entitled  CATSKILL  DEVELOPMENT,
L.L.C.,  MOHAWK MANAGEMENT,  L.L.C., AND MONTICELLO RACEWAY DEVELOPMENT COMPANY,
L.L.C., PLAINTIFFS, VS. PARK PLACE ENTERTAINMENT CORPORATION,  DEFENDANT. (Civil
Action  No. 00 CIV 8660 in the United  States  District  Court for the  Southern
District of New York),  which is presently on appeal,  (2) the lawsuit  entitled
CATSKILL DEVELOPMENT,  L.L.C.,  PLAINTIFF. VS. GARY MELIUS, IVAN KAUFMAN, WALTER
HORN,  PRESIDENT R.C. - ST. REGIS MANAGEMENT COMPANY, ET AL, DEFENDANTS.  (Index
No. 891/03  Supreme Court of the State of New York,  County of Sullivan),  which was filed in April 2003, and (3) any similar actions or proceedings arising from the acts and circumstances related to these lawsuits, including potential claims against the St. Regis Mohawk Tribe, if any.

          "Person" means a legal person, including any individual,  corporation, estate, partnership,  joint venture,  association,  joint stock company, limited liability  company,  trust,  unincorporated  association,  or  government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "Purposes  of the  Litigation  Trust"  means  the  prosecution  of the
Litigations  now  pending  or  hereafter  filed  through  the  recovery  of  any settlements or final judgments thereof and the distribution of the net amount of any such recoveries to the Beneficiaries as provided herein.

          "Recovery  Account" means the Recovery  Account  established and to be maintained pursuant to Article II hereof.

          "Statutory  Trust  Act" means  Chapter 38 of Title 12 of the  Delaware
Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

          "Transfer Agent" means a registrar and/or transfer agent acceptable to the Litigation Trustees.

          "Trustee" means any of the Litigation  Trustees or the  Administrative
Trustee.

          "Unit" means a fractional interest in the Claims.

          Section 1.2 INTERPRETATIONS.  Unless  the  context of this Declaration of Trust otherwise  clearly  requires,  (i) references to the plural include the singular, the singular includes the plural and the part includes the whole, (ii)
"or" has the inclusive  meaning  represented by the phrase  "and/or",  (iii) the
words  "hereof,"   "herein,"   "hereunder"  and  similar  terms  refer  to  this
Declaration  of Trust as a whole  and not to any  particular  provision  of this
Declaration of Trust, and (iv) the word "including" has the meaning  "including, but not limited to." In this Declaration of Trust, in determining of a period of time from a specified  date to a later  specified  date,  the word "from"  means
"from  and  including"  and  the  words  "to"  and  "until"  each  mean  "to but excluding".  The article headings contained in this Declaration of Trust are for reference  purposes only and do not control or affect the  construction  of this
Declaration of Trust or its  interpretation in any respect.  Article and section references are to this Declaration of Trust unless otherwise  specified.  Unless otherwise  specified,  all  accounting  terms  shall  be  interpreted,  and  all accounting  determinations hereunder are to be made in accordance with generally accepted accounting  principles,  but financial  statements  delivered hereunder need not be prepared in  accordance  with such  principles  unless  specifically required by the Litigation Trustees.

                                   ARTICLE II

                                THE TRUST ESTATE

          Section 2.1 ASSETS OF THE TRUST  ESTATE.  It is the  intention  of the parties hereto to form a statutory trust pursuant to the Statutory Trust Act and that this Declaration of Trust shall constitute the governing  instrument of the statutory trust. Upon the execution of this Declaration of Trust, and the filing of a Certificate of Trust (in compliance with the  requirements of the Statutory
Trust Act) with the Secretary of State of the State of Delaware, there is hereby created the Litigation Trust to be known as the "Catskill  Litigation Trust" and the Litigants hereby irrevocably  assign,  transfer and convey to the Litigation
Trust, for the benefit of the  Beneficiaries,  (i) all of their right, title and interest  in and  to the  Litigations,  including  any  and  all  claims  of the
Litigants against Park Place Entertainment  Corporation,  or any co-conspirator, including,  without  limitation,  for any wrong done to the  Litigants as of any date prior to the date of this  Declaration  of Trust or otherwise in connection with the  Litigations,  together  with the  right to  personally  represent  the plaintiffs  therein,  appear in any such proceeding in the name of the Litigants and to conduct,  pursue collection of, settle,  release or otherwise dispose of, and receive the proceeds or other  benefits of the  Litigations  and (ii) to any and all other  property which may hereafter be conveyed,  mortgaged,  pledged or assigned to the Litigation  Trust by the Litigants.  In addition,  Empire hereby delivers to the  Litigation  Trust its  unconditional  and  irrevocable  Line of

Credit in the form attached as Exhibit A to this Declaration of Trust. On behalf of the  Litigation  Trust,  the  Litigation  Trustees  hereby agree to reimburse
Empire  for any  drawings  on the Line of  Credit  according  to the  terms  and conditions provided therein.

          Section 2.2 THE FUND,  RECOVERY ACCOUNT AND EXPENSE ACCOUNT.  There is
hereby created a Fund to be maintained by the Administrative  Trustee.  The Fund shall consist of two accounts, the Expense Account and the Recovery Account. For the Fund, the  Administrative  Trustee may establish on behalf of the Litigation
Trust one or more accounts with banks or brokerage firms in which all or part of the moneys or investments  of the  Litigation  Trust to be deposited in the Fund may be held,  invested and  reinvested  by the  Administrative  Trustee  pending disbursement  or  distribution  as provided in this  Declaration  of Trust.  Any amount on deposit in the Fund that is not required to be held for present use or distributions  shall be  accumulated  and  retained  in the  Fund  and  shall be invested and  reinvested by the  Administrative  Trustee as directed in the sole discretion  of the  Litigation  Trustees so as to obtain a reasonable  return on investment with proper regard for the preservation of the principal and so as to be reasonably available at the times estimated to be necessary for distributions in accordance with the Purposes of the Litigation Trust.

          Section 2.3 PAYMENT OF EXPENSES AND OTHER WITHDRAWALS FROM THE EXPENSE
ACCOUNT.

          (a) Amounts drawn on the Line of Credit,  amounts transferred from the
Recovery  Account to the Expense  Account as provided in Section  2.4(a) and any other amounts received by the Litigation Trust, other than amounts received as a recovery of any  settlement  or award of the Claims,  shall be  deposited in the
Expense  Account.  Amounts  in the  Expense  Account  shall  be  used to pay any
Expenses determined to be necessary or useful for the Purposes of the Litigation
Trust in the sole and absolute discretion of the Litigation Trustees.

          (b) The Administrative  Trustee shall make payments out of the Expense
Account upon (i) the written  direction of one of the Litigation  Trustees as of the first business day of each calendar quarter to pay the quarterly fees of the
Litigation  Trustees and the Administrative  Trustee as set forth in Section 3.6
(a) and Section 3.7,  respectively,  and (ii) written direction signed by one of the  Litigation  Trustees  with  respect  to  expenses  set forth in the  Budget
(provided that the Litigation Trustee shall specify in the written direction the line item of the Budget  that  includes  such  expense)  and by both  Litigation
Trustees with respect to all other expenses.  The  Administrative  Trustee shall have no  obligation to verify that the amounts so  requisitioned  are to be used for the  Purposes  of the  Litigation  Trust.  Anything to the  contrary  herein notwithstanding, the Litigation Trustees may, at any time and from time to time, direct the Administrative Trustee to pay any Expense of the Litigations or apply to or for the benefit of  Beneficiaries  so much or the entire  principal of the
Expense Account, as the Litigation Trustees, in their sole discretion,  may deem advisable,  which payments and applications  shall be absolute and free from the
Litigation  Trust and the application and advisability of such payments shall be final and  conclusive  upon all  Persons  who may be  interested  or may  become
interested  in  the  Litigation   Trust,   and  upon  making  such  payments  or
applications,  the Administrative  Trustee and all Litigation  Trustees shall be fully  released and  discharged  from all further  liability  or  accountability therefor.

          Section 2.4. DEPOSITS TO AND DISTRIBUTIONS FROM THE RECOVERY ACCOUNT.

          (a) The amount of proceeds  received on account of any  settlement  or award in connection with the Claims shall be deposited in the Recovery  Account.
In the event that the  Litigation  Trust receives any proceeds on account of any settlement or award in connection  with the Claims,  an amount  necessary to pay any current debts or other  obligations of the  Litigation  Trust and to provide for future  Expenses of the  Litigation  Trust,  each as shown in the  statement delivered to the Administrative  Trustee by the Litigation  Trustees as provided in Article III hereof,  shall be  transferred  to the Expense  Account  from the
Recovery  Account or applied  directly to the  retirement of such debts or other obligations at the direction of the Litigation  Trustees.  Not later than thirty days after the close of each  calendar  year, if there have been deposits in the
Recovery  Account  during  such year,  or within  thirty  days of receipt by the
Administrative  Trustee  of a notice  of  termination  of the  Litigation  Trust pursuant to Article VIII hereof, the Administrative  Trustee shall calculate the balance  in the  Recovery  Account  at the end of such year or as of the date of such notice and the amount so  calculated  shall be withdrawn  from the Recovery
Account and shall be applied and used to make  distributions for the Purposes of the Litigation Trust as follows:

          FIRST: An amount necessary to pay the Litigation Trustees the fees for their services as Litigation Trustees as set forth in Section 3.6(b).

          SECOND:  If any amount remains after the above  requirements have been met,  $7,500,000  shall be paid to Empire  to  reimburse  it for prior  expenses incurred in connection with the Litigation and any amounts outstanding under the
Line of Credit shall be repaid to Empire.

          THIRD:  If any amount remains after the above  requirements  have been met,  such  amount  remaining  shall  be  divided  among  the  Beneficiaries  in proportion to their ownership of Units as shown on the registration books of the
Administrative  Trustee or Transfer  Agent,  as applicable,  as of the date that such distribution is made.

          (b) All  distributions  of the Litigation  Trust are to be made in the
sole   discretion  of  the  Litigation   Trustees.   In  making  and  scheduling
distributions  from the Litigation  Trust, no Litigation  Trustee shall have any liability to the Beneficiaries,  or to potential beneficiaries of the Litigation
Trust, or to any other Person, for any failure or alleged failure to follow such direction nor shall any Litigation Trustee be subject to suit by any Person that contests the validity of any action taken hereunder or seeks to compel or direct the use, investment or application of amounts in the Litigation Trust other than as determined in the discretion of the Litigation Trustees.

                                  ARTICLE III

                                  THE TRUSTEES

          Section  3.1. RESPONSIBILITIES AND POWERS OF THE LITIGATION  TRUSTEES.

          (a) Except as  specifically  provided  in this  Declaration  of Trust,
Joseph Bernstein and Paul deBary, the Litigation Trustees,  and their successors shall have  exclusive  and  complete  authority to carry out the Purposes of the
Litigation Trust. All matters to be decided by the Litigation  Trustees shall be decided by the unanimous vote of the Litigation Trustees.  In the event that the
Litigation  Trustees  cannot  unanimously  agree on a matter,  they shall advise their  designated  successors  hereunder who will then choose a third person and the  majority  vote of the  Litigation  Trustees  and the third person so chosen voting  together shall decide such matter.  Meetings of the Litigation  Trustees may be held in person or by telephone  conference call. The Litigation  Trustees may hold  such  meetings  from  time to time  without  notice  and  shall not be required to keep any record of such meetings.  The Litigation  Trustees shall be responsible  for the compliance of the  Litigation  Trust with the provisions of the Code, but shall have no duty  hereunder to render any particular  accounting for the Litigation  Trust to the  Beneficiaries.  The Litigation  Trustees shall have all the powers  necessary and  appropriate to prosecute the Litigations and administer the Litigation  Trust,  including the power to make draws on the Line of Credit and to enter  into other  arrangements  to borrow or  otherwise  raise funds  to pay the  Expenses  of the  Litigation  Trust,  the  power  to bind the
Litigation  Trust,  enter into any and all manner of contracts as the Litigation
Trustees,  in  their  sole  and  absolute  discretion,   shall  deem  necessary,
appropriate or convenient for the Purposes of the Litigation Trust.

          (b) The  Litigation  Trustees may provide the  Administrative  Trustee with specific  direction  and advice as to the use and  investment of the income and assets of the  Litigation  Trust.  Upon the unanimous vote of the Litigation
Trustees,  the Litigation Trustees may establish specific directions or policies for implementation by the Administrative Trustee.

          Section 3.2.  ADMINISTRATIVE TRUSTEE. (a) As required by the Statutory
Trust Act, one trustee (which shall be the administrative Trustee), shall be:

                    (i)  a  natural  person  who is a  resident  of the State of
                         Delaware; or

                    (ii) if not a  natural  person,  an  entity  which  has  its principal  place of business in the State of  Delaware,
                         and otherwise meets the requirements of applicable law,
                         including Section 3807 of the Statutory Trust Act.

          (b)  The   Administrative   Trustee   shall  perform  the  duties  and
obligations  specifically  assigned to it, as set forth in this  Declaration  of
Trust and shall not have any of the  duties and  responsibilities  of any of the
Litigation Trustees described in this Declaration of Trust.

          (c) Except as otherwise set forth in this  Declaration  of Trust,  the
Administrative  Trustee  shall be a Trustee for the sole and limited  purpose of fulfilling the requirements of Section 3807 of the Statutory Trust Act.

          (d) The Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal  entity  that shall act  through one or more authorized officers.

          Section 3.3. REPORTS TO THE ADMINISTRATIVE TRUSTEE. Within thirty days of the end of each calendar  year,  prior to a deposit of funds into the Expense
Account  pursuant  to Section  2.3(c),  prior to any  distribution  pursuant  to
Section 2.4 and upon the  determination by the Litigation  Trustees to terminate the Litigation  Trust, the Litigation  Trustees shall prepare and deliver to the
Administrative  Trustee a statement  showing (1) the amount  required to satisfy any  indebtedness or other  obligation of the Litigation Trust and the amount of accrued  Expenses  as of the  end of such  calendar  year,  as of the  date of a distribution or as of the date of  termination,  as the case may be, and (2) the
Budget for future Expenses in carrying out the Purposes of the Litigation Trust.
In  determining  the amount to be applied  for the  Purposes  of the  Litigation
Trust, the Litigation Trustees are authorized, in their discretion, to take into account or disregard,  to such extent as they deem advisable,  the likelihood of any future  settlements or recoveries  with respect to the Claims and the extent to which such  settlements  will reduce the Expenses of the Litigation  Trust in connection with the Litigations.

          Section 3.4.  REPORTS TO THE  BENEFICIARIES.  The Litigation  Trustees
will be required to issue annual reports to the Beneficiaries showing the assets and  liabilities of the Litigation  Trust at the end of each fiscal year and the receipts  and  disbursements  of the  Litigation  Trust for the fiscal year then ended. The annual reports also will describe  changes in the Litigation  Trust's assets, significant changes in the status of the Litigation during the reporting period and  significant  actions  taken by the  Litigation  Trustees  during the period.  The  financial  statements  contained in such reports may or may not be audited,  as determined in the sole discretion of the Litigation  Trustees,  but shall be prepared in accordance with generally accepted  accounting  principles.
The Litigation  Trustees are also required to distribute to the  Beneficiaries a special report if, in the opinion of the Litigation  Trustees,  a material event relating to the Litigation Trust's assets has occurred.

          Section 3.5. DEATH OR RESIGNATION OF A LITIGATION TRUSTEE. By delivery of a written notice to the  Administrative  Trustee,  any Litigation Trustee may
resign as Litigation Trustee. In the event of the death or resignation of Joseph
Bernstein,  Ralph Bernstein shall be appointed a Litigation Trustee and if Ralph
Bernstein resigns or dies, Morad Tahbaz shall be appointed a Litigation Trustee.
In the event of the death or resignation of Paul deBary,  Robert Berman shall be appointed  a  Litigation  Trustee  and if Robert  Berman  resigns  or dies Scott
Kaniewski shall be appointed a Litigation Trustee.

          Section 3.6. EXPENSES AND FEES OF LITIGATION TRUSTEES.

          (a) Each Litigation  Trustee shall be entitled to reimbursement of any
Expenses  incurred  in  carrying  out  the  Purposes  of the  Litigation  Trust, including telephone, mail and messenger,  travel, conference,  meeting, research and other  administrative  and  office  expenses  not paid for  directly  by the
Litigation  Trust and, in addition to the fees  provided for in Section  3.6(b), each Litigation  Trustee shall also receive  compensation for his services equal to $5,000, per month, in accordance with the terms of this Declaration of Trust, to the extent  there are funds  available.  In the event of the  resignation  or death of a Litigation Trustee,  the fees and expenses payable to such Litigation
Trustee  pursuant to this Section 3.6(a) shall be payable for services  actually rendered  up to the date of such event of  resignation  or death and paid in the ordinary  course as and when the other  Litigation  Trustees  receive payment of their fees and expenses under this Section 3.6(a).

          (b) In addition to the fees  provided  for in Section  3.6(a),  Joseph
Bernstein  and Paul deBary  shall  receive  compensation  for their  services as
Litigation  Trustees  equal  to 4% and 1%,  respectively,  of the  total  amount deposited  into the  Recovery  Account  in  accordance  with  the  terms of this
Declaration of Trust, to the extent there are funds  available.  In the event of the  resignation  or death of a  Litigation  Trustee,  the fees  payable to such
Litigation  Trustee pursuant to this Section 3.6(b),  if any, shall be pro rated for time  served as a  Litigation  Trustee  between  the  resigned  or  deceased
Litigation  Trustee  and his  successor  Litigation  Trustee(s)  and the  amount payable to such  resigned or deceased  Litigation  Trustee  shall be paid to the
Litigation Trustee or his estate in the case of a deceased  Litigation  Trustee;
provided,  however  that in the  case of the  resignation  or  death  of  Joseph
Bernstein,  the portion of the fee to be  pro-rated  shall be equal to 1% of the total amount  deposited into the Recovery Account and Joseph Bernstein or Joseph
Bernstein's estate, as the case may be, shall continue to be entitled to receive an amount equal to 3% of the total amount deposited into the Recovery Account.

          Section 3.7. FEES OF THE ADMINISTRATIVE TRUSTEE. So long as Christiana
Bank & Trust Company is the Administrative  Trustee, the Administrative  Trustee
shall receive compensation for its services as follows:

(i)  Acceptance  Fee..................................$5,000.00;
     Includes the first month administration fee

(ii) Monthly Administration Fee........................$ 500.00; and

(iii)Custody  Fee on any  cash  or  marketable  securities,  other  than on cash balances held in the SEI Daily Income Fund Class B:

     .05 of 1% (5.00  basis  points)  per  annum the  first  $10,000,000  of the accounts fair market value; and

     .03 of 1% (3.00 basis points) per annum on the balance of the accounts fair market value.

          Plus:  $15 for each DTC or FED  eligible  trade,  if  applicable,  and outgoing wire transfers: $20 per transfer

          Out of pocket  expenses,  including legal fees,  which may be incurred during the set-up and  administration of the Litigation Trust, will be billed at cost in addition to the above. In the event that special administrative services
and  attention  are  required  due  to  unusual  circumstances,   an  additional
maintenance  fee will be  charged  to  cover  time and  expenses.  In the  event
Christiana Bank & Trust Company is no longer acting as  Administrative  Trustee, the compensation of the Administrative Trustee shall be as mutually agreed to by the Litigation Trustees and the Administrative Trustee.

          Section 3.8.  INTERESTS OF TRUSTEES.  Any Trustee may be a Beneficiary
of the  Litigation  Trust,  but no Trustee may have any interest in, or be under the control of any of the defendants in the  Litigations.  No Trustee shall have any  responsibility  or duty to any  Beneficiary for the value of the Litigation
Trust or for the  application  of any of the amounts  therein to any  particular purpose of the Litigation  Trust. No Trustee shall be under any obligation to or duty to perform any act that would involve him in any expense or liability or to institute  or defend  any suit in  respect  of this  Declaration  of Trust.  The
Trustees  shall be fully  protected  in acting upon the advice of counsel and on any  notice  resolution,  request,  consent,  order or other  paper or  document believed  by him to be  genuine  and,  if  applicable,  to have  been  signed or presented by the proper party.

          Section 3.9. DEFAULT AND NOTICE. The Litigation Trustees shall, within ninety days after the occurrence of (i) a breach by Empire of any of its payment obligations  under  the  Line of  Credit,  (ii) a breach  by the  Administrative
Trustee of its obligations hereunder, or (iii) a default by the Litigation Trust in payment to the Beneficiaries pursuant to Section 2.4, transmit by mail, first class postage  prepaid,  to the  Beneficiaries,  notice of such default actually known to the Litigation Trustees,  unless such default has been cured before the giving of such notice;  provided,  however,  the  Litigation  Trustees  shall be protected in withholding  such notice if and so long as the Litigation  Trustees in good  faith  determine  that the  withholding  of such  notice is in the best interests of the Beneficiaries.

          Section   3.10.   RETENTION  OF  ATTORNEYS,   ACCOUNTANTS   AND  OTHER
PROFESSIONALS AND POWER TO DIRECT LITIGANTS.

          (a) The  Litigation  Trustees  shall  retain,  at the  expense  of the
Litigation  Trust, such attorneys as counsel to the Litigation Trust (including, without  limitation,  counsel  to  Litigants  or  any  of  their  successors  in connection  with the  Litigations)  as the  Litigation  Trustees  in their  sole discretion may select, and the Litigation Trustees may dismiss such attorneys in their sole discretion.  The Litigation Trustees shall instruct the Litigants (or any of their successors),  at the expense of the Litigation Trust, to aid in the prosecution  of the  Litigations  and to perform such other  functions as may be appropriate in the Litigation  Trustees' sole and absolute  discretion,  and the
Litigation  Trustees shall cause the Litigants (or any of their successors),  at
the  expense  of  the  Litigation   Trust,   to  follow  and  comply  with  such
instructions.  The Litigation  Trustees may commit the  Litigation  Trust to and shall pay such attorneys compensation from the Expense Account or other funds of the Litigation Trust for services  rendered and expenses  incurred and may enter into  arrangements  on such terms as may be approved by the Litigation  Trustees with such  counsel,  including  terms  providing  that all or a portion  of such counsel's compensation may be contingent and may be based on a percentage of any recovery, provided, however, that no such arrangement shall provide for recourse against the Litigants or their  successors.  The Litigation  Trustees shall have full authority to dismiss any such  attorneys  retained by the Litigants (or any of their successors thereto). Unless and until instructed to the contrary by the
Litigation Trustees,  the attorneys currently retained to aid in the prosecution of the Litigations shall continue in such roles for the Litigation Trust and all parties hereto,  having been fully advised,  waive any conflict of interest,  if any, which the attorneys  currently  retained may have with respect to any party to this  Declaration of Trust. In addition,  any attorneys,  experts,  advisors, consultants and investigators  retained by or at the direction of the Litigation
Trustees and any experts,  advisors,  consultants and investigators  retained by attorneys to aid in the  prosecution of the  Litigations  shall be authorized by this Declaration of Trust to accept directions from the Litigation Trustees with respect to the  Litigations,  notwithstanding  any conflict of interest that may arise by  reason  of such  directions  with the  interests  of any party to this
Declaration of Trust. The Litigation Trustees shall have no duty to the Settlors
(or any Affiliates, successor entities, or Affiliates of any successor entities)
to consider  any  interest the Settlors or any such entity may have with respect to the Litigations.  All oral and written  communications  between any attorneys retained by or at the direction of the Litigation  Trustees on the one hand, and the Settlors, the Litigation Trust, any Litigation Trustee, their Affiliates, or any successor entities or any Affiliates of any successor entities, on the other hand,  relating  to the  Litigations  and/or to the  actions  of the  Litigation
Trustees, will be protected by the attorney-client privilege and/or the attorney work product doctrine,  and no such  communication  will result in the waiver of any applicable claim of confidentiality or privilege.

          (b) The  Litigation  Trustees  may but are not  required  to retain an independent  public  accounting firm to audit the financial books and records of the  Litigation  Trust and to perform such other reviews and/or audits as may be appropriate  in the  Litigation  Trustees'  sole and  absolute  discretion.  The
Litigation  Trustees  may  commit  the  Litigation  Trust,  and shall  cause the
Litigation  Trust,  to pay such accounting  firm  compensation  from the Expense
Account  or other  funds of the  Litigation  Trust  for  services  rendered  and expenses incurred.  The Litigation Trustees shall have full authority to dismiss such accounting firm.

          (c) The  Litigation  Trustees  may retain on behalf of the  Litigation
Trust such other experts, advisors, consultants,  investigators or other support staff,  assistants or employees as the  Litigation  Trustees,  in their sole and absolute discretion,  may deem necessary or appropriate to assist the Litigation
Trustees to carry out their powers and duties under this  Declaration  of Trust.
The Litigation  Trustees may commit the Litigation  Trust to and shall cause the
Litigation Trust to pay all such Persons  compensation  from the Expense Account or other  funds of the  Litigation  Trust for  services  rendered  and  expenses incurred.  The  Litigation  Trustees  shall have full  authority to dismiss such
Persons.

                                   ARTILCE IV

                                 ADMINISTRATION

          Section 4.1.  APPOINTMENT,  RESIGNATION AND REMOVAL OF  ADMINISTRATIVE
TRUSTEE.  The  Administrative  Trustee  shall be  appointed,  and be  subject to removal,  by the  Litigation  Trustees.  By delivery of a written  notice to the
Litigation  Trustees,  the  Administrative  Trustee may resign as Administrative
Trustee.  The Litigation  Trustees may remove an Administrative  Trustee with or without  cause.  In the  event  of the  death,  resignation  or  removal  of the
Administrative   Trustee,  the  Litigation  Trustees  may  appoint  a  successor
Administrative Trustee or any one of them may assume the responsibilities of the
Administrative  Trustee as set forth in this  Declaration of Trust,  except that
upon  such  death,   resignation  or  removal,  the  Litigation  Trustees  shall contemporaneously  appoint  a  Trustee  meeting  the  requirements  set forth in
Section 3.2 hereof.

          Section 4.2.  RESPONSIBILITIES OF THE ADMINISTRATIVE TRUSTEE.

          (a) At least twice a year, the  Administrative  Trustee  shall provide written statements to the Litigation  Trustees reflecting the balance and return of the investments of the Litigation Trust and any withdrawals of funds from the
Litigation Trust in the prior period.

          (b) The  Administrative  Trustee shall not have any  responsibility or duty to any Beneficiary for the value of the Litigation Trust or the application of any of the amounts in the Expense  Account,  except to apply such  amounts as directed by the Litigation  Trustees.  The  Administrative  Trustee shall not be under any  obligation to or duty to perform any act that would involve it in any expense  or  liability  or to  institute  or defend  any suit in respect of this
Declaration of Trust.  The  Administrative  Trustee shall be fully  protected in acting  upon the  advice  of  counsel  and on any  notice  resolution,  request, consent,  order or other paper or document  believed by it to be genuine and, if applicable, to have been signed or presented by the proper party.

          (c)  The  Administrative  Trustee  is  not  authorized  to  cause  the
Litigation  Trust to engage in any  activities,  trade or business other than as enumerated in the following sections:

               (i)  Section  2.2  (maintenance  of Fund  consisting  of  Expense
          Account and Recovery Account);

               (ii) Section 2.3(b) (making payments out of Expense Account);

               (iii)  Section  2.4(a) and (b)  (calculating  balance in Recovery
          Account and distributing as directed by Litigation Trustees);

               (iv) Section  4.2(a)  (providing  statements  with respect to the
          Litigation Trust);

               (v) Section 5.2 (keeping books for  registration  of ownership of
          Units); and

               (vi) Section 9.3 (amendments).

          The  Administrative  Trustee  shall not have any  discretionary  power whatsoever  with respect to the  performance of its duties as provided above and shall act only in accordance with the express written  direction from one of the
Litigation Trustees,  except with respect to making of payments for expenses not provided  for in the  Budget  under  Section  2.3(b) in which  case the  express
written   direction  of  both  Litigation   Trustees  shall  be  required.   The
Administrative Trustee shall not be responsible for the preparation or filing of any tax returns for the Litigation Trust or for any federal,  state or local tax reporting with respect to the Litigation Trust.

                                   ARTICLE V

                                      UNITS

          Section  5.1.  UNITS.  Each Unit  represents  a  fractional  ownership interest in  theClaims,  and all Units shall be on a pari-passu  basis,  without preference  or  priority  of any kind,  and  shall be  equally  entitled  to the benefits of this Declaration of Trust. The Beneficiaries,  the respective number of Units owned by each  Beneficiary and their  respective  pro-rata share of the
Claims  is based on each  Beneficiary's  percentage  ownership  interest  in the
Litigations and is set forth on Schedule I hereto.

          Section  5.2.   PROVISIONS   REGARDING  UNITS  NOT  REGISTERED   UNDER
SECURITIES  ACT. Until such time as the resale of the Units has been  registered under  the  Securities  Act of  1933,  as  amended,  and  any  applicable  state securities laws:

          (a) The  Administrative  Trustee shall keep books for the registration of the  ownership of the Units as provided  herein.  The Units cannot be resold, pledged,  assigned,  or  otherwise  disposed  of  unless  they are  subsequently registered  under the  Securities  Act of 1933, as amended and under  applicable state securities laws of certain states, in which case the provisions of Section
5.3 will  apply . Except by  operation  of law or by will or the laws of descent and distribution,  Beneficiaries may not pledge,  hypothecate,  assign, encumber sell,  transfer or alienate in any manner any Units,  nor shall such Units be in any manner subject to the debts, contracts,  liabilities,  engagements, torts or obligations  of any  Beneficiary  or any claims  against  any  Beneficiary.  The transfer of Units by  operation  of law or by will or by the laws of descent and distribution  may only be  recorded  on the  books of  registration  kept by the
Administrative  Trustee upon request by the Beneficiary in person or by his duly
authorized  attorney  or  legal   representative,   and  upon  the  delivery  of
documentation reasonably acceptable to the Litigation Trustees evidencing to the satisfaction  of the  Litigation  Trustees the number of Units to be transferred and the  circumstances  authorizing  such  transfer.  Upon delivery of a written direction  from one of the  Litigation  Trustees at the principal  office of the
Administrative  Trustee, the Administrative Trustee shall cause such transfer to be evidenced in the registration  books of the Litigation Trust. Any transfer in violation of this Section 5.2(a) shall be void ab initio.

          (b)  The  Person  in  whose  name  any  Units  are  registered  on the registration books of the Administrative Trustee shall be deemed and regarded as the sole and absolute owner of such Units for all purposes, and payment of or on account of such Units shall be made only to or upon the order of the  registered owner thereof or his duly authorized attorney.  All such payments shall be valid and effectual to satisfy and  discharge  any  liability for payments  under this
Declaration of Trust with respect to such Units to the extent of the sum or sums so paid.  The  Administrative  Trustee may charge a fee to cover the  reasonable cost of any such transfer and shall deposit such fee in the Expense Account, and any taxes or other governmental  charges required to be paid with respect to the same shall be paid by the Beneficiary  requesting such  registration of transfer as a condition precedent to such transfer.

          (c) Any notice to be given or  payment  to be made to any  Beneficiary hereunder  shall  be duly and  validly  given if  mailed  by the  Administrative
Trustee by first class mail, postage prepaid,  to the name and address shown for such Beneficiary on the registration  books of the Administrative  Trustee.  Any
Beneficiary   may  deliver  a  written  notice  of  change  of  address  to  the
Administrative Trustee, and the Administrative Trustee shall be entitled to rely thereon,  but no such change of address shall be effective if the Administrative
Trustee requests and does not receive satisfactory  assurances of the bona fides of such change of address.

          (d) The inclusion of the foregoing  provisions  shall  constitute  the appointment of the Administrative  Trustee as agent for the Litigation  Trustees to do any and all things necessary to effect the registration of any transfer.

                                       10

          Section 5.3.  PROVISIONS  REGARDING UNITS  REGISTERED UNDER SECURITIES
ACT. Upon the  registration  for resale of the Units under the Securities Act of
1933, as amended, and any applicable state securities laws:

          (a) The Litigation  Trust shall issue  Certificates  representing  the
Units in the Litigation Trust.

          (b) The Trust shall  retain a Transfer  Agent for  purposes of keeping books for the registration of the ownership of the Units as provided herein. The
Litigation   Trust  will  place  a  legend  denoting  the  restrictions  on  the
Certificates   representing  the  Units.   Units  may  only  be  registered  and
transferred on the books of registration kept by the Transfer Agent upon request by the  Beneficiary  in  person  or by his  duly  authorized  attorney  or legal representative,  and upon  the  surrender  of the  Certificate  or  Certificates evidencing  the ownership of such Units,  together with a written  instrument of transfer  executed by the  Unitholder or his duly  authorized  attorney or legal representative  and stating the number of Units evidenced by such Certificate to be transferred.  Upon surrender for transfer of any Certificate at the principal office of the Transfer Agent, the Trustees shall execute and deliver in the name
of  the  transferee  or  the  respective   transferees  a  new   Certificate  or
Certificates  evidencing  the number of Units  owned  thereby  according  to the records of the Transfer  Agent.  In the event that the  Unitholder  directs that less than all of the Units represented by any Certificate are to be transferred, the Trustees  shall also  execute and deliver to the  original  Unitholder a new
Certificate   representing   the  balance  of  the  Units  that  have  not  been
transferred.  All Units issued upon any  registration of transfer or exchange of
Units  shall be legal,  valid  and  entitled  to the same  benefits  under  this
Declaration of Trust as the Units surrendered upon such registration of transfer or exchange.  Any transfer in violation of this Section  5.3(b) shall be void ab initio.

          (c)  The  Person  in  whose  name  any  Units  are  registered  on the registration  books of the  Transfer  Agent shall be deemed and  regarded as the sole and  absolute  owner of such Units for all  purposes,  and payment of or on account of such Units shall be made only to or upon the order of the  registered owner thereof or his duly authorized attorney.  All such payments shall be valid and effectual to satisfy and  discharge  any  liability for payments  under this
Declaration of Trust with respect to such Units to the extent of the sum or sums so paid. The Transfer Agent may charge a fee to cover the reasonable cost of any such transfer and shall deposit such fee in the Expense  Account,  and any taxes or other governmental charges required to be paid with respect to the same shall be paid  by the  holder  of the  Certificate  requesting  such  registration  of transfer or exchange as a condition precedent to such transfer or exchange.

          (d) If: (a) any mutilated  Certificates  should be  surrendered to the
Transfer  Agent,  or if  the  Transfer  Agent  shall  receive  evidence  to  its satisfaction of the destruction, loss or theft of any Certificate; and (b) there shall be delivered to the  Transfer  Agent such  security or indemnity as may be required  by it to keep it  harmless;  then,  in the absence of notice that such
Certificate  shall have been  acquired by a protected  purchaser,  the  Transfer
Agent on behalf of the Litigation  Trust shall execute and deliver,  in exchange for or in lieu of any such mutilated,  destroyed, lost or stolen Certificate,  a new Certificate of like denomination. In connection with the issuance of any new
Certificate  under this Section 5.3, the Transfer  Agent may require the payment of a sum  sufficient to cover any tax or other  governmental  charge that may be imposed in connection  therewith.  Any duplicate  Certificate issued pursuant to this Section shall constitute  conclusive  evidence of an ownership  interest in the relevant  Certificates,  as if originally  issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          (e) Any notice to be given or  payment  to be made to any  Beneficiary hereunder  shall be duly and validly  given if mailed by the  Transfer  Agent by first  class  mail,  postage  prepaid,  to the name and  address  shown for such
Beneficiary on the registration books of the Transfer Agent. Any Beneficiary may deliver a written  notice of change of address to the  Transfer  Agent,  and the
Transfer Agent shall be entitled to rely thereon,  but no such change of address shall  be  effective  if the  Transfer  Agent  requests  and  does  not  receive satisfactory assurances of the bona fides of such change of address.

                                       11

          (f) The inclusion of the foregoing  provisions  shall  constitute  the appointment of the Transfer Agent as agent for the Litigation Trustees to do any and all things necessary to effect the registration of any transfer.

          (g) All Certificates which have been surrendered to the Transfer Agent for  transfer  or  acquired  by the  Transfer  Agent for  cancellation  shall be promptly canceled by the Transfer Agent. All cancelled Certificates shall not be reissued and shall be destroyed by the Transfer Agent.

                                   ARTICLE VI

              LIMITATION OF RIGHTS OF, AND SUITS BY, BENEFICIARIES

          Section 6.1. LIMITATIONS ON RIGHTS OF BENEFICIARIES. The Beneficiaries
acknowledge that:

          (a) the Beneficiaries,  in their capacities as Beneficiaries,  are not owners of the Litigation Trust or stockholders of the Litigants (or any of their successors)  and  will  have no  rights  to  dividends,  interests,  liquidation preferences or other  distributions other than the payments described in Section
2.4 and will  also  have no  voting  rights.  The  Line of  Credit  is  solely a contractual  obligation  between  Empire  and  the  Litigation  Trust,  and  the
Beneficiaries  have no rights under the Line of Credit with respect to Empire by reason of their ownership of Units and Empire has no liability under the Line of
Credit to the Beneficiaries;

          (b) the Units are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation;

          (c) nothing in this  Declaration of Trust shall be construed to create any partnership or joint venture between or among the Litigants (or any of their successors), Empire and the Beneficiaries;

          (d) (i) the Litigations  are solely an asset of the Litigation  Trust,
(ii) the Litigations shall be conducted by and on behalf of the Litigation Trust solely in accordance with the instructions of the Litigation  Trustees  pursuant to this Declaration of Trust,  and (iii) the Litigation  Trustees shall have the sole and exclusive right to direct and to take (or not take) actions relating to the Litigations as contemplated by this Declaration of Trust (including, without limitation,  any decision  with respect to the  incurrence of expenses) and may, among other things,  dismiss, settle or cease prosecuting any of the Litigations at any time without obtaining any cash or other recovery,  or upon obtaining any such cash or other recovery as the Litigation Trustees may determine; and

          (e) the  liability  of the  Litigation  Trustees,  the  Administrative
Trustee and Settlors is limited to the extent set forth in Article VII hereof.

          Section 6.2. LIMITATIONS ON SUITS BY BENEFICIARIES.

          (a) To the fullest extent permitted by law, no Beneficiary  shall have any right by virtue or by availing  itself of any provision of this  Declaration of Trust  to  institute  any  action  or  proceeding  other  than a suit by such
Beneficiary  for  nonpayment  of  amounts  due and owing  with  respect  to such
Beneficiaries  pursuant to Section 2.4, at law or in equity or in  bankruptcy or otherwise upon or under or with respect to this Declaration of Trust, or for the appointment  of a trustee,  receiver,  liquidator,  custodian  or other  similar official or for any other remedy hereunder,  unless such Beneficiary  previously shall have given to the Litigation Trustees written notice of default and of the continuance thereof as herein before provided, and unless also the Beneficiaries of not less than fifty percent of the Units  outstanding shall have made written request upon the  Litigation  Trustees to institute such action or proceeding in their own names as trustees  hereunder  and shall have  offered to the  Trustees such reasonable  indemnity as they may require  against the costs,  expenses and liabilities  to be incurred  therein or thereby and the  Trustees for sixty days after their  receipt of such notice,  request and offer of indemnity  shall have

                                       12

failed to  institute  any such action or  proceeding;  it being  understood  and intended,  and being expressly  covenanted by the Beneficiary of every Unit with every other  Beneficiary  and the  Trustees,  that no one or more  Beneficiaries shall have any right in any manner  whatever by virtue or by availing  itself or themselves of any provision of this  Declaration of Trust to effect,  disturb or prejudice  the rights of any other  Beneficiary,  or to obtain or seek to obtain priority  over or preference  to any other  Beneficiary  or to enforce any right under this  Declaration of Trust,  except in the manner herein  provided and for the equal,  ratable and common benefit of all Beneficiaries.  For the protection and  enforcement of the provisions of this Section,  each and every  Beneficiary and the  Litigation  Trustees  shall be  entitled to such relief as can be given either at law or in equity.

          (b) Any  proceeding  by  Beneficiaries  shall  be  instituted  only in accordance with the following procedures:

               (i) The prospective  plaintiff(s) shall deliver to the Litigation
          Trustees a printed or typewritten statement not more than ten pages in length  containing (i) the name(s) and  address(es) of the prospective plaintiff(s),  (ii) a  statement  of the  nature  and  amount  of each plaintiff's  interest  in the Units,  and (iii) a  description  of the nature  and  grounds of the  claims to be  asserted  and the relief or remedy sought.

               (ii)  The  Litigation   Trustees   shall   promptly   notify  the
          prospective   plaintiff(s)   of  the  number  of  copies   needed  for
          distribution   to   Beneficiaries   and  the  postage,   printing  and
          administrative  costs for  preparing  and mailing the statement of the prospective plaintiff(s),  a response by the Litigation Trustee, which shall not exceed ten pages in length,  a consent form described  below and a return  envelope.  Upon  receipt of a  certified  check for such postage,  printing and administrative  costs, the Litigation  Trustees shall promptly mail these materials to the  Beneficiaries.  Sixty days after mailing,  the responses  received shall be open to inspection by the prospective  plaintiff(s)  or any Beneficiary at reasonable  times during business hours at the office of the Litigation Trust designated for such purposes.

               (iii) The mailing to  Beneficiaries  shall include a consent form reading substantially as follows:

          "In response to the Catskill Litigation Trust mailing dated _________,
          200_,

          ______________ I HEREBY CONSENT TO SUCH SUIT.

          ______________ I DO NOT CONSENT TO SUCH SUIT.

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Printed or Typed Name of Beneficiary

                                          --------------------------------------
                                          Date:

          If this response is not returned by ____________________________,  you will be considered as not consenting to such suit."

                                       13

                                  ARTICLE VII

                           LIMITATION OF LIABILITY OF
                       BENEFICIARIES, TRUSTEES AND OTHERS

          Section 7.1. LIABILITY.

          (a) Except as expressly set forth in this  Declaration  of Trust,  the
Trustees shall not be:

               (i) personally liable for the payment of any amounts,  including, without  limitation,  amounts payable  pursuant to Section 2.4, to the
          Beneficiaries,   which   payment   shall  be  made   solely  from  the
          Litigations,  if there are any proceeds  distributed to the Litigation
          Trust therefrom and other assets of the Litigation Trust, if any; or

               (ii)  required  to  pay  to  the  Litigation   Trust  or  to  any
          Beneficiary  any deficit upon  dissolution of the Litigation  Trust or otherwise.

          (b)  Pursuant  to Section  3803(a)  of the  Statutory  Trust Act,  the
Beneficiaries  shall be entitled to the same  limitation  of personal  liability extended to stockholders of private  corporations for profit organized under the
General Corporation Law of the State of Delaware.

          Section 7.2. EXCULPATION.

          (a) Except as expressly set forth in this  Declaration of Trust to the fullest  extent  permitted  by law,  no  Indemnified  Person  shall  be  liable, responsible or  accountable in damages or otherwise to the Litigation  Trust for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such  Indemnified  Person,  except that (i) the  Litigation  Trustees shall be liable for any such loss, damage or claim incurred by reason of any act or omission  performed or omitted by them if it shall be  established in a final judicial  determination  by clear and  convincing  evidence that any such act or omission of the Litigation  Trustees was undertaken  with  deliberate  intent to injure the  Beneficiaries  or with reckless  disregard for the best interests of such  Beneficiaries  and, in any event, any liability will be limited to actual, proximate, quantifiable damages, (ii) the Administrative Trustee shall be liable for any such  loss,  damage,  or claim  if it  shall be  established  in a final judicial  determination  by clear and  convincing  evidence  that any such loss, damage or claim was  incurred  by reason  of its  gross  negligence  or  willful misconduct  with  respect to such acts or  omissions,  and (iii) Empire shall be liable  for any such  loss,  damage  or claim  incurred  by reason of any act or omission if it is  established in a final  judicial  determination  by clear and convincing  evidence in an action brought by the  Litigation  Trustees or by the
Beneficiaries in compliance with Section 6.2 hereof that such damages arose as a result of Empire or its successor's material breach of its obligations under the
Line of Credit,  provided,  that nothing in this  Section  7.2(a) is intended to limit  the  Litigation  Trustees'  and the  Administrative  Trustee's  right  to insurance obtained by the Litigation Trust and the proceeds of such insurance.

          (b) Except as expressly set forth in this  Declaration of Trust to the fullest extent permitted by law, none of the Beneficiaries (in their capacity as
Beneficiaries),  the  Trustees or the  Litigation  Trust shall have the right to enforce,  institute  or  maintain  a  suit,  action  or  proceeding  against  an
Indemnified  Person  relating to the  formation  of the  Litigation  Trust,  the entering  into  of the  Line  of  Credit,  the  Litigations  or  actions  of the
Litigation  Trustees in their  capacity (or  purportedly  in their  capacity) as
Trustees.  Notwithstanding  the preceding  sentence of this Section 7.2(b),  the
Litigation Trust (or the Litigation  Trustees on behalf of the Litigation Trust)
may enforce,  institute  or maintain a suit,  action or  proceeding  against (i)
Empire or its  successors,  for its breach of any of its  obligations  under the
Line of Credit;  provided,  that fees and expenses  incurred by Empire in such a suit,  action or proceeding shall not be set off against any settlement or award in connection with the Claims if the Litigation Trust or the Litigation Trustees
prevail in such a suit, and, if in connection  with suits brought  pursuant this sentence  shall be  deemed  expenses  of the  Litigation  Trust  payable  by the
Litigation Trust out of the Recovery Account,  if the Litigation Trustees do not
prevail  and (ii)  against  the  Administrative  Trustee as  provided in Section
2.4(b).

                                       14

          (c) An Indemnified  Person shall be fully protected in relying in good faith  upon the  records  of the  Litigation  Trust and upon  such  information, opinions,  reports  or  statements  presented  to the  Litigation  Trust  or the
Indemnified Person by any Person as to matters the Indemnified Person reasonably believes are within such other Person's  professional or expert  competence and, if selected by such  Indemnified  Person,  has been selected by such Indemnified
Person  with  reasonable  care,  including  information,  opinions,  reports  or statements  as to the value  and  amount of the  assets,  liabilities,  profits, losses,  or any other facts pertinent to the existence and amount of assets from which payment to Beneficiaries might properly be paid.

          Section 7.3. FIDUCIARY DUTY.

          (a) To the extent that, at law or in equity, an Indemnified Person has duties  (including  fiduciary  duties) and liabilities  relating  thereto to the
Litigation  Trust or to any other  Indemnified  Person,  an  Indemnified  Person acting  under this  Declaration  of Trust shall not be liable to the  Litigation
Trust or to any other  Indemnified  Person  for its good faith  reliance  on the provisions of this  Declaration of Trust.  The provisions of this Declaration of
Trust,  to the  extent  that they  restrict  the duties  and  liabilities  of an
Indemnified Person otherwise existing at law or in equity,  including common law fiduciary duties,  are agreed by the parties hereto to replace such other duties and liabilities of the Indemnified Person.

          (b) Whenever in this  Declaration  of Trust an  Indemnified  Person is permitted or required to make a decision:

               (i) in its  "discretion"  or under a grant of similar  authority, the  Indemnified  Person shall be entitled to consider such  interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any  consideration to any interest of or factors affecting the Litigation Trust or any other Person; or

               (ii) in its "good faith" or under another express  standard,  the
          Indemnified Person shall act under such express standard and shall not be  subject  to any  other  or  different  standard  imposed  by  this
          Declaration of Trust or by applicable law.

          Section 7.4. INDEMNIFICATION.

          (a) The  Litigation  Trust  shall  indemnify,  to the  fullest  extent permitted by law, any  Indemnified  Person in  connection  with any  threatened, pending or  completed  action,  suit or  proceeding,  whether  civil,  criminal, administrative or investigative by any Person, arising out of or relating to the
Litigation  Trust, the Line of Credit,  the Litigations or any acts or omissions of the Litigation  Trustees or the  Administrative  Trustee in their capacity or purportedly in their capacity as Litigation Trustees or Administrative  Trustee, as the  case  may  be,  or  actions  taken  by the  Litigation  Trustees  or the
Administrative  Trustee (including  actions taken by the Litigation  Trustees or
Administrative  Trustee,  as the case may be in their  capacity  as  officers or directors of the Settlors so long as such actions relate to the Litigation Trust including,  without  limitation,  the negotiation of the terms of the Litigation
Trust and the approval of the  establishment of the Litigation Trust and related transactions,  but otherwise  excluding actions taken by the Litigation Trustees or Administrative  Trustee, as the case may be in such capacities),  against any and  all  losses,  liabilities,  damages,  judgments,  demands,  suits,  claims, assessments,  charges, fines, penalties and other costs and expenses,  including attorneys'  fees and expenses and other fees and  expenses  associated  with the defense  of a  claim  or  incurred  by  such  Indemnified  Person  in  obtaining indemnification  under  this  Declaration  of Trust,  whether or not in a formal proceeding (collectively, "Damages").

          (b)  Notwithstanding  the  preceding  Section (a), no  indemnification shall apply in the case of the  indemnification of (i) the Litigation  Trustees, if the  Beneficiaries  establish in a final judicial  determination by clear and convincing  evidence  that such Damages arose as the result of acts or omissions of the Litigation Trustees with deliberate intent to injure the Beneficiaries or with reckless disregard for the best interests of such  Beneficiaries,  (ii) the
Administrative  Trustee, if it is established in a final judicial  determination by clear and  convincing  evidence  that such  Damages  arose as a result of its gross negligence or willful misconduct or (iii) Empire or its successors,  if it is  established  in a final  judicial  determination  by  clear  and  convincing

                                       15

evidence in an action brought by the Litigation Trustees or by the Beneficiaries in  compliance  with Section 6.2 hereof that such Damages arose as the result of
Empire or its successor's  material  breach of any of its obligations  under the
Line of Credit.  The termination of any action,  suit or proceeding by judgment, order,  settlement,  conviction,  or  upon  a plea  of  nolo  contendere  or its equivalent,  as applicable,  shall not, of itself, create a presumption that (i)
the Litigation  Trustees acted or decided with  deliberate  intent to injure the
Beneficiaries  or  with  reckless  disregard  for  the  best  interests  of such
Beneficiaries,  (ii) the  Administrative  Trustee acted with gross negligence or willful  misconduct,  or (iii)  the  Litigation  Trustees  or the  Beneficiaries
established  by clear and  convincing  evidence  that  Empire  or its  successor materially breached any of its obligations under the Line of Credit.

          (c) To the  fullest  extent  permitted  by  law,  expenses  (including attorneys' fees and expenses)  incurred by an Indemnified  Person in defending a civil,  criminal,  administrative  or investigative  action,  suit or proceeding referred to in Section 7.4(a) shall be paid by the  Litigation  Trust in advance of the final  disposition of such action,  suit or proceeding upon receipt of an undertaking  (without  bond or  security)  by or on behalf  of such  Indemnified
Person to repay such amount if it shall  ultimately be determined that he is not entitled to be indemnified by the Litigation Trust as authorized in this Section
7.4.

          (d) All  rights to  indemnification  under this  Section  7.4 shall be deemed to be  provided  by a  contract  between  the  Litigation  Trust and each
Indemnified  Person who serves in such  capacity at any time while this  Section
7.4 is in  effect.  Any repeal or  modification  of this  Section  7.4 shall not affect any rights or obligations then existing.

          (e) The Litigation Trust may purchase and maintain  insurance to cover its  indemnification  obligations  and any other  liabilities  of the Litigation
Trustees and the Administrative  Trustee.  The Litigation Trust will use amounts from the Expense Account (or amounts from other sources of the Litigation Trust)
to pay for such insurance.

          (f) For purposes of this Section 7.4,  references  to "the  Litigation
Trust" shall  include,  in addition to the  resulting or surviving  entity,  any constituent  entity  (including any constituent of a constituent)  absorbed in a consolidation or merger  involving the Litigation  Trust, so that any Person who is or was a director,  trustee,  officer or employee of such constituent entity, or is or was  serving at the request of such  constituent  entity as a director, trustee,  officer,  employee or agent of another entity, shall stand in the same position  under the provisions of this Section 7.4 with respect to the resulting or surviving entity as he would have with respect to such constituent  entity if its separate existence had continued.

          (g) The  indemnification  and advancement of expenses  provided by, or granted  pursuant  to, this  Section  7.4 shall  continue as to a Person who has ceased to be an Indemnified  Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

                                  ARTICLE VIII

                           DISSOLUTION AND TERMINATION

          Section 8.1. TERMINATION.

          (a) If at any time the Litigation Trustees determine, in their sole and  absolute  discretion,  that the  assets  of the  Litigation  Trust  are not sufficient  to justify  its  continuance,  or that tax,  political  or  economic changes  or  other  considerations  make  continuance  of the  Litigation  Trust uneconomic,  the Litigation  Trustees are authorized to terminate the Litigation
Trust.  Upon a determination  to terminate the Litigation  Trust, the Litigation
Trustees   shall  deliver  a  written   notice  of  such   termination   to  the
Administrative  Trustee.  Any such determination shall be conclusive and binding on all persons and in making such determination the Litigation Trustees shall be fully discharged from all further liability or accountability for the Litigation
Trust.

                                       16

          (b) The Litigation  Trust shall  terminate on the date that the Claims shall have been fully  prosecuted to final judgment or dismissal,  including all appeals,  and all the Litigation Trust assets shall have been distributed to the
Beneficiaries,  or as the  Litigation  Trust shall be  terminated as provided in this Declaration of Trust.

          (c) As soon as is  practicable  after  the  occurrence  of the  events referred to in Sections 8.1(a) and 8.1(b), and after completion of winding up of the Litigation  Trust and satisfaction of liabilities of the Litigation Trust in accordance with the Statutory Trust Act, the Litigation Trustees shall terminate the Litigation Trust by filing a certificate of cancellation  with the Secretary of State of the State of Delaware.

                                   ARTICLE IX

                                  MISCELLANEOUS

          Section 9.1. NOTICES.  All notices provided for in this Declaration of
Trust shall be in  writing,  duly signed by the party  giving such  notice,  and shall be delivered, telecopied or mailed by first class mail, as follows:

          (a) if given to the Litigation  Trust,  in care of the  Administrative
Trustee at the Litigation Trust's mailing address set forth below (or such other address as the Litigation Trust may give notice of to the Beneficiaries):

                Christiana Bank & Trust Company
                1314 King Street
                Wilmington, DE  19801
                Attention:  James M. Young
                Facsimile: (302) 421-9015

          with a copy to:

                Olshan Grundman Frome Rosenzweig & Wolosky LLP
                505 Park Avenue
                New York, New York 10022
                Attention: Robert H. Friedman, Esq.
                Facsimile: (212) 451-2222

          (b) if given to the Litigation  Trustees,  at the mailing  address set forth below (or such other address as Litigation  Trustees may give notice of to the Beneficiaries):

               (i)  Joseph Bernstein
                    6663 Casa Grande Way
                    Delray Beach,  Florida
                    33446 Facsimile: 561-499-0764

               (ii) Paul  deBary
                    c/o  Marquette  deBary
                    477  Madison  Avenue
                    New York, New York 10022
                    Facsimile: 212-371-6054

          (c) if given to the  Settlors at the  mailing  address set forth below
(or such  other  address  as the  Litigation  Trust  may give  notice  of to the
Beneficiaries):

               (i)  Catskill  Development,  L.L.C.
                    c/o Monticello  Raceway
                    Route 17B
                    Monticello, New  York  12701

                                       17

                    Attention:   President
                    Facsimile: 845-791-1547

               (ii) Empire Resorts, Inc.
                    c/o Monticello Raceway
                    Route 17B
                    Monticello, New York 12701
                    Attention: President
                    Facsimile: 845-791-1547

              (iii) Mohawk Management, L.L.C.
                    c/o Monticello Raceway
                    Route 17B
                    Monticello, New York 12701
                    Attention: President
                    Facsimile: 845-791-1547

              (iv)  Monticello Raceway Development Company, L.L.C.
                    c/o Monticello Raceway
                    Route 17B
                    Monticello, New York 12701
                    Attention: President
                    Facsimile: 845-791-1547

          (d) if given to the Administrative Trustee, at the mailing address set forth below (or such other address as the Litigation Trust may give notice of to the Beneficiaries):

          Christiana Bank & Trust Company
          1314 King Street
          Wilmington, DE  19801
          Attention:  James M. Young
          Facsimile: (302) 421-9015

      with a copy to:

          Duane Morris LLP
          1100 N. Market Street, Suite 1200
          Wilmington, DE  19801-1240
          Attention:  Andrew G. Kerber, Esquire
          Facsimile:  (302) 657-4901

          (e) if given to any Beneficiary, at the address set forth on the books and records of the Litigation Trust.

          (f) All such notices  shall be deemed to have been given when received in person,  telecopied  with receipt  confirmed,  or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered  because of a changed  address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver the same.

          Section 9.2.  GOVERNING LAW. This  Declaration of Trust and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies  shall be governed by such laws without  regard to the  principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any  jurisdiction  other than the State of Delaware;  provided,  however, that, to the fullest  extent  permitted by law, there shall not be applicable to the Litigation Trust, the Trustees or this Declaration of Trust any provision of the laws  (statutory  or common) of the State of Delaware  pertaining  to trusts that relate to or regulate,  in a manner  inconsistent with the terms hereof (a)
the filing with any court or governmental  body or agency of trustee accounts or schedules of trustee fees and charges, (b) affirmative requirements to post

                                       18

bonds for trustees,  officers, agents or employees of a trust, (c) the necessity for obtaining court or other governmental  approval  concerning the acquisition, holding or  disposition  of real or  personal  property,  (d) fees or other sums payable  to  trustees,  officers,  agents  or  employees  of a  trust,  (e)  the allocation of receipts and expenditures to income or principal, (f) restrictions or limitations  on the  permissible  nature,  amount or  concentration  of trust investments or requirements relating to the titling,  storage or other manner of holding or investing trust assets or (g) the establishment of fiduciary or other standards of  responsibility  or  limitations  on the acts or powers of trustees that are  inconsistent  with the  limitations or liabilities or authorities  and powers of the Trustees as set forth or referenced in this  Declaration of Trust.
Section 3540 and Section  3561 of Title 12 of the Delaware  Code shall not apply to the Litigation Trust.

          Section 9.3.  AMENDMENTS.  This  Declaration  of Trust may be amended, modified or  supplemented  by the  Litigation  Trustees in accordance  with this
Section 9.3. In the event the  Litigation  Trustees  desire to amend,  modify or supplement this Declaration of Trust, the Litigation Trustees shall give written notice to the  Beneficiaries  (the "Amendment  Notice")  briefly  describing any amendment,  modification  or supplement and the procedures for objecting to such amendment,  modification  or  supplement.  If  Beneficiaries  holding  less than twenty-five  (25%) percent of the aggregate number of the then outstanding Units object to such  amendment,  modification or supplement on or before the 45th day after the date of the Amendment  Notice,  then such  amendment,  modification or supplement  shall become  effective on such 45th day. If  Beneficiaries  holding twenty-five  (25%)  percent  or  more  of  the  aggregate  number  of  the  then outstanding  Units object to such  amendment,  modification  or supplement on or before the 45th day after the date of the Amendment Notice, then such amendment, modification or supplement  shall become effective only upon the written consent of  Beneficiaries  holding at least 66 2/3% of the aggregate  number of the then outstanding Units.  Notwithstanding  the foregoing,  (i) the Litigation Trustees may amend, modify or supplement this Declaration of Trust without the consent of any  Beneficiaries to cure any ambiguity,  defect or  inconsistency  and (ii) no amendment,  modification  or supplement may be made that  adversely  affects the
legal  rights  of  the  Administrative   Trustee  without  the  consent  of  the
Administrative  Trustee.  The  Administrative  Trustee shall sign any amendment, modification or supplement authorized pursuant to this Section 9.3

          Section 9.4. INTENTION OF PARTIES.  It is the intention of the parties hereto that the Litigation  Trust be classified for United States federal income tax purposes as a grantor  trust that is formed to hold the Claims and liquidate the Litigation Trust, as provided for herein. The provisions of this Declaration of Trust shall be interpreted to further this intention of the parties.

          Section 9.5. HEADINGS. Headings contained in this Declaration of
Trust are inserted for convenience of reference only and do not affect the interpretation of this Declaration of Trust or any provision hereof.

          Section 9.6.  SUCCESSORS AND ASSIGNS.  Whenever in this Declaration of
Trust any of the parties  hereto is named or  referred  to, the  successors  and assigns of such party  shall be deemed to be  included,  and all  covenants  and agreements in this  Declaration  of Trust by the Settlors and the Trustees shall bind and  inure to the  benefit  of their  respective  successors  and  assigns, whether or not so expressed.

          Section  9.7.  PARTIAL  ENFORCEABILITY.   If  any  provision  of  this
Declaration  of Trust,  or the  application  of such  provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration of Trust, or the  application  of such  provision to persons or  circumstances  other than those to which it is held invalid, shall not be affected thereby.

          Section  9.8.  SPECIFIC  PERFORMANCE.  The  Trustees  and the Settlors
hereby agree that the obligations  imposed on them in this  Declaration of Trust are special, unique and of an extraordinary character, and that, in the event of breach by the Trustees or the Settlors, as the case may be, damages would not be an adequate  remedy and the Trustees or the Settlors,  as the case may be, shall be entitled to specific  performance and injunctive and other equitable  relief, including  declaratory relief, in addition to any other remedy to which they may be entitled,  at law or in equity;  and the  Trustees  and the  Settlors  hereby

                                       19

further agree to waive any  requirement  for the securing or posting of any bond in  connection  with the  obtaining of any such  injunctive  or other  equitable relief.

          Section 9.9. COUNTERPARTS.  This Declaration of Trust may contain more than one counterpart of the signature page and this  Declaration of Trust may be executed  by the  affixing  of the  signature  of each of the  Trustees  and the
Settlors to any of such  counterpart  signature  pages.  All of such counterpart signature  pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                                       20

                     [SIGNATURE PAGE TO DECLARATION OF TRUST
                                       OF
                           CATSKILL LITIGATION TRUST]

          IN WITNESS WHEREOF, this Declaration of Trust has been executed by the undersigned  Settlors and  acknowledged by the undersigned  Trustees so as to be effective on the 12th day of January, 2004.

SETTLORS:

CATSKILL DEVELOPMENT, L.L.C.                    MOHAWK  MANAGEMENT, L.L.C.

/s/  Morad Tahbaz                               /s/ Robert A. Berman
------------------------------                  -------------------------------
By:  Morad Tahbaz, President                    By:  Robert A. Berman, Manager

EMPIRE RESORTS, INC.                            MONTICELLO RACEWAY
                                                DEVELOPMENT COMPANY, L.L.C.

/s/ Robert A. Berman                            /s/ Scott A. Kaniewski
------------------------------                  --------------------------------
By:  Robert A. Berman,                          By:  Scott A. Kaniewski, Manager
Chief Executive Officer

TRUSTEES:

/s/ Joseph E. Bernstein                         /s/ Paul A. deBary
------------------------------                  ---------------------------------
Joseph E. Bernstein, as Litigation Trustee      Paul A. deBary, as Litigation Trustee

CHRISTIANA BANK & TRUST COMPANY,
not in its individual capacity but solely
as Administrative Trustee

By: /s/ James M. Young
    -----------------------------
    By:     James M. Young
    Title:  Assistant Vice President

          The  Undersigned,  Rick  Werner  and Laura  Strache  have  placed  our signatures  below as witnesses to the execution of this  Declaration of Trust by the above parties, each of who is personally known to us, at January 12, 2004.

/s/ Rick Werner                                  /s/ Laura Strache
---------------------------                     ----------------------------
Witness:                                        Witness:

                                       21

                                    EXHIBIT A
                                    ---------

                                 LINE OF CREDIT

                                       22

                                   SCHEDULE I
                                   ----------

                              List of Beneficiaries
                              ---------------------

       Name                                               Number of Units
       ----                                               ---------------

Empire Resorts, Inc.*                                     3,693,794
Monticello Realty, L.L.C.                                 5,732,261
Americas Tower Partners                                   6,599,294
Robert Berman                                             4,531,425
Debbie Berman                                                47,410
Berman Family Trust                                         142,296
Scott Kaniewski                                              10,217
Kaniewski Family LP                                         333,870
KFP Trust                                                   395,703
Philip Berman                                               330,533
Brian Nastruz                                                10,016
Paul deBary                                                 198,319
Gunther Arzberger                                            33,053
Bill Bard                                                    33,053
Shlomo Ben-Hamoo                                              3,339
Daryl Cramer                                                  8,280
Kenneth Cramer                                               16,560
Philip Datloff                                              198,319
Stephen Goldenberg                                           54,555
Leonard Parker                                               33,053
Burt Bloom                                                   16,560
Steven Schwimmer                                             16,560
Bruce Rosen                                                  33,053
Richard Rose                                                 99,160
Kimi Sato                                                    33,053
Robin Rose                                                   99,160

--------

*    Held on behalf of its  shareholders  of record at the close of  business on
     January 9, 2004.